ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2020
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Letter to Shareholders

Dear Fellow Shareholders,
No one knew what would finally end the longest bull market for stocks in history. After all, the bull market that began on March 9, 2009 endured the European debt crisis, China’s slowing growth, fears over Brexit, and a contentious trade war. In the end, it took a global pandemic to bring the bull down. Governments shuttered large parts of the economy in an effort to control the spread of the coronavirus (COVID-19), creating a massive economic shock to the U.S. and the world. The uncertainty of what was ahead caused the S&P 500 to fall over 20% in just 22 days from its peak on February 19th. This was the fastest change from an all-time high to a bear market in history. After the market fell an additional 10.0%, stocks
Consumer Discretionary, Industrial, and Utilties were the biggest contributors to our relative outperformance versus the S&P 500.

did manage to rally off their lows toward the end of the March, but the market experienced some of the most volatile trading since the 1930’s. The S&P 500 ended the quarter down 19.6%, its worst quarter since 1987. Our Fund outperformed the market, but was still down 18.1%.
During the first quarter, travel bans were put in place; schools and non-essential businesses, including restaurants and malls were closed; entire countries went on lockdown; and social distancing became the new normal in an effort to slow the spread of COVID-19. The economic impact of the shutdown will be massive. The U.S. went from a record-low unemployment level of 3.5% to record-high jobless claims in a matter of weeks as millions of businesses announced layoffs and furloughs amid the shutdown.
The Federal Reserve took aggressive action by reducing interest rates to nearly zero and purchasing large quantities of government debt to provide liquidity to the market. In addition, the U.S. government passed a $2.2 trillion rescue package, the largest economic stimulus package ever.
All sectors within the S&P 500 were negative for the first quarter. In our Fund, investments in Consumer Discretionary, Industrials, and Utilities were the biggest contributors to our relative outperformance. Health Care and Communications Services underperformed their benchmarks.
The Consumer Discretionary sector was the strongest contributor to our relative returns for the quarter. While it declined 9.6%, it exceeded its benchmark, which was down 19.3%. Amazon, one of the biggest beneficiaries of the stay-at-home orders, was a key driver of our outperformance in the sector. Travel and leisure stocks, such as hotels and cruise lines, were some of the most challenged, and

Letter to Shareholders (continued)

we benefited by not owning this group. During the quarter, we exited our positions in Tractor Supply Company and Dollar General and used the proceeds to add Target to our Fund. The company has invested heavily over the past few years to enhance its online presence, supply chain, and in-store experience, and is now well positioned to leverage these investments. We also opportunistically added Darden Restaurants, a well-managed casual-dining operator, and Ross Stores, an off-priced retailer, to our portfolio after the market sold off. We view both companies as leaders in their respective categories.
Our Industrials investments outperformed relative to their benchmark, down 24.1% versus 27.1%. We benefited from our decision to reduce exposure to commercial aerospace and airlines in the fourth quarter. Both groups have struggled due to the continued grounding of the 737 Max, global quarantines, and border closures. Improved visibility of government funding drove defense stocks, including our investment in L3Harris Technologies. We added to our position during the quarter because we believe the company’s solid organic revenue growth, combined with integration benefits from its recent acquisition, can lead to favorable earnings revisions. Our transport holdings, such as Kansas City Southern and Union Pacific, performed relatively well toward the end of the quarter as investors focused on cyclicals and the need for supply chain replenishment going forward.
Our commitment to invest in small sectors that are often overlooked, such as Utilities, contributed to our relative returns this quarter. Our investments in this sector declined 5.4%, compared to a 13.5% decline for the benchmark. NextEra Energy was a standout. The company is a clear leader among utilities in renewable development and is also seeing strong revenue growth in Florida, its primary market. NextEra should continue to generate above average returns and we expect to see improving cash flow over the next several years.
Our Health Care investments were disappointing this quarter, declining 14.6%. Although our investments within life sciences, such as Thermo Fisher Scientific, performed relatively well, these were offset by our underweight in pharmaceuticals. We adjusted our holdings in this group by exiting our position in Pfizer and using the proceeds to add Bristol-Myers Squibb, a leader in immuno-oncology research. We believe the company’s recent acquisition of Celgene should add value in the intermediate- and long-term.
For the three months ended March 31, 2020, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -18.1%. This compares to a -19.6% total return for the S&P 500 and a -20.1% total return for the Lipper Large-Cap Core Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -19.9%.

Letter to Shareholders (continued)

For the twelve months ended March 31, 2020, the Fund’s total return on NAV was -5.4%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Funds Average were -7.0% and -8.3%, respectively. The Fund’s total return on market price was -4.7%.
During the quarter, the Fund paid distributions to shareholders of approximately $5.4 million, or $.05 per share, consisting of $.01 net investment income and $.03 long-term capital gain realized in 2019, and $.01 net investment income realized in 2020. On April 9, 2020, an additional net investment income distribution of  $.05 per share was declared for payment on June 1, 2020. These constitute the first two payments toward our annual 6% minimum distribution rate commitment. Additionally, the Fund repurchased 114,792 shares of its Common Stock during the past three months. The shares were repurchased at an average price of $11.57 and a weighted average discount to NAV of 15.1%.
This has been the hardest letter I have had to write since joining Adams Funds. It is an uncertain time in our country as we face a global pandemic, interest rates at near zero, an oil-price war, and a U.S. presidential election, which have never occurred at the same time. We are focused on what we can control, which is to execute our disciplined investment process with a steady, thoughtful hand. We are grateful for your trust in us during these challenging times and do not take it for granted.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
April 9, 2020

Summary Financial Information

(unaudited)
	2020	2019
At March 31:
Net asset value per share	$14.64	$16.92
Market price per share	$12.59	$14.44
Shares outstanding	108,750,795	106,011,023
Total net assets	$1,591,765,312	$1,794,035,673
Average net assets	$1,820,537,084	$1,710,376,684
Unrealized appreciation on investments	$312,309,428	$587,649,833
For the three months ended March 31:
Net investment income	$5,451,601	$4,222,551
Net realized gain (loss)	$49,396,647	$18,328,245
Cost of shares repurchased	$1,328,103	$2,762,328
Shares repurchased	114,792	194,763
Total return (based on market price)	-19.9%	14.8%
Total return (based on net asset value)	-18.1%	14.0%

Key ratios:
Expenses to average net assets*	0.74%	0.63%
Net investment income to average net assets*	1.20%	1.12%
Portfolio turnover*	81.2%	68.4%
Net cash & short-term investments to net assets	0.8%	0.5%
*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2020
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$112,794,192	7.1%
Apple Inc.	74,328,967	4.7
Amazon.com, Inc.	73,309,472	4.6
Alphabet Inc. Class A & Class C	60,776,129	3.8
UnitedHealth Group Incorporated	34,389,502	2.1
Visa Inc. Class A	34,109,104	2.1
JPMorgan Chase & Co.	32,833,941	2.1
Honeywell International Inc.	27,159,370	1.7
Thermo Fisher Scientific Inc.	26,601,680	1.7
Coca-Cola Company	26,567,700	1.7
	$502,870,057	31.6%

Schedule of Investments

March 31, 2020
(unaudited)
	Shares	Value (a)
Common Stocks — 99.2%
Communication Services — 9.3%
Alphabet Inc. Class A (b)	41,100	$47,756,145
Alphabet Inc. Class C (b)	11,197	13,019,984
AT&T Inc.	590,982	17,227,125
Comcast Corporation Class A	668,200	22,972,716
Facebook, Inc. Class A (b)	141,900	23,668,920
Netflix, Inc. (b)	15,000	5,632,500
Verizon Communications Inc.	86,800	4,663,764
Walt Disney Company	132,200	12,770,520
		147,711,674
Consumer Discretionary — 9.9%
Amazon.com, Inc. (b)	37,600	73,309,472
Chipotle Mexican Grill, Inc. (b)	15,100	9,881,440
Darden Restaurants, Inc.	26,900	1,464,974
Las Vegas Sands Corp.	54,100	2,297,627
Lowe's Companies, Inc.	152,800	13,148,440
Magna International Inc.	86,800	2,770,656
NIKE, Inc. Class B	238,000	19,692,120
Ross Stores, Inc.	44,300	3,852,771
Starbucks Corporation	218,100	14,337,894
Target Corporation	169,700	15,777,009
Williams-Sonoma, Inc.	20,600	875,912
		157,408,315
Consumer Staples — 7.8%
Coca-Cola Company	600,400	26,567,700
Consumer Staples Select Sector SPDR Fund	86,600	4,717,102
Costco Wholesale Corporation	63,600	18,134,268
Mondelez International, Inc. Class A	348,100	17,432,848
PepsiCo, Inc.	118,700	14,255,870
Philip Morris International Inc.	263,500	19,224,960
Procter & Gamble Company	115,350	12,688,500
Walmart Inc.	101,000	11,475,620
		124,496,868
Energy — 3.0%
Adams Natural Resources Fund, Inc. (c)	2,186,774	18,128,356
Chevron Corporation	163,300	11,832,718
ConocoPhillips	195,100	6,009,080
Exxon Mobil Corporation	165,600	6,287,832
Pioneer Natural Resources Company	76,800	5,387,520
		47,645,506

Schedule of Investments (continued)

March 31, 2020
(unaudited)
	Shares	Value (a)
Financials — 11.1%
Allstate Corporation	90,900	$8,338,257
Bank of America Corp.	1,128,100	23,949,563
Berkshire Hathaway Inc. Class B (b)	107,600	19,672,508
Citigroup Inc.	35,600	1,499,472
Hartford Financial Services Group, Inc.	45,600	1,606,944
Intercontinental Exchange, Inc.	226,700	18,306,025
JPMorgan Chase & Co.	364,700	32,833,941
MetLife, Inc.	420,300	12,848,571
S&P Global, Inc.	71,800	17,594,590
T. Rowe Price Group	167,400	16,346,610
Travelers Companies, Inc.	119,700	11,892,195
Wells Fargo & Company	437,600	12,559,120
		177,447,796
Health Care — 14.2%
Abbott Laboratories	225,000	17,754,750
AbbVie, Inc.	322,700	24,586,513
Agilent Technologies, Inc.	177,100	12,683,902
Bristol-Myers Squibb Company	152,900	8,522,646
CVS Health Corporation	296,900	17,615,077
Edwards Lifesciences Corporation (b)	62,100	11,713,302
HCA Healthcare Inc	17,300	1,554,405
Health Care Select Sector SPDR Fund	26,100	2,311,938
Johnson & Johnson	200,500	26,291,565
Medtronic plc	222,700	20,083,086
Merck & Co., Inc.	289,300	22,258,742
Thermo Fisher Scientific Inc.	93,800	26,601,680
UnitedHealth Group Incorporated	137,900	34,389,502
		226,367,108
Industrials — 8.5%
Caterpillar Inc.	94,100	10,919,364
Cintas Corporation	31,000	5,369,820
General Electric Company	1,410,022	11,195,575
Honeywell International Inc.	203,000	27,159,370
Kansas City Southern	138,500	17,614,430
L3Harris Technologies Inc.	112,300	20,227,476
Lincoln Electric Holdings, Inc.	111,800	7,714,200
Parker-Hannifin Corporation	89,200	11,571,916
Union Pacific Corporation	148,300	20,916,232
United Rentals, Inc. (b)	24,500	2,521,050
		135,209,433

Schedule of Investments (continued)

March 31, 2020
(unaudited)
	Shares	Value (a)
Information Technology — 25.4%
Accenture plc Class A	39,500	$6,448,770
Adobe Inc. (b)	66,300	21,099,312
Amphenol Corporation Class A	39,300	2,864,184
Apple Inc.	292,300	74,328,967
Applied Materials, Inc.	222,500	10,194,950
Cisco Systems, Inc.	292,800	11,509,968
Fidelity National Information Services, Inc.	123,700	15,046,868
Intel Corporation	167,700	9,075,924
Lam Research Corporation	55,100	13,224,000
Mastercard Incorporated Class A	96,400	23,286,384
Microsoft Corporation	715,200	112,794,192
Oracle Corporation	122,200	5,905,926
salesforce.com, inc. (b)	134,800	19,408,504
Technology Select Sector SPDR Fund	200,000	16,074,000
Texas Instruments Incorporated	164,100	16,398,513
VeriSign, Inc (b)	68,200	12,282,138
Visa Inc. Class A	211,700	34,109,104
		404,051,704
Materials — 1.8%
DuPont de Nemours, Inc.	55,100	1,878,910
Linde plc	76,000	13,148,000
LyondellBasell Industries N.V.	71,800	3,563,434
Sherwin-Williams Company	20,200	9,282,304
		27,872,648
Real Estate — 3.2%
American Tower Corporation	73,600	16,026,400
AvalonBay Communities, Inc.	69,300	10,198,881
Equinix, Inc.	11,300	7,057,641
Prologis, Inc.	210,400	16,909,848
		50,192,770
S&P 500 Index — 1.4%
SPDR S&P 500 ETF Trust	88,600	22,836,650

Utilities — 3.6%
Ameren Corporation	161,600	11,769,328
FirstEnergy Corp.	261,600	10,482,312
NextEra Energy, Inc.	90,300	21,727,986
WEC Energy Group Inc.	156,100	13,757,093
		57,736,719

Schedule of Investments (continued)

March 31, 2020
(unaudited)
	Shares	Value (a)
Total Common Stocks
(Cost $1,266,983,763)		$1,578,977,191
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)
(Cost $150,000)		466,000
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Northern Institutional Treasury Portfolio, 0.45% (e)
(Cost $11,674,637)	11,674,637	11,674,637
Total — 99.9%
(Cost $1,278,808,400)		1,591,117,828
Other Assets Less Liabilities — 0.1%		647,484
Net Assets — 100.0%		$1,591,765,312

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (3)	Roger W. Gale (1), (2), (4)	Craig R. Smith (3), (4)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2), (3)	Mark E. Stoeckle (1)
Frederic A. Escherich (1), (2), (4)	Kathleen T. McGahran (1), (5)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com